QuickLinks -- Click here to rapidly navigate through this document

Exhibit (a)(1)(ii)

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock
of
 Sauer-Danfoss Inc.

Pursuant to the Offer to Purchase dated March 15, 2013
by
 Danfoss Acquisition, Inc.
a wholly owned subsidiary of
Danfoss A/S

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON APRIL 11, 2013, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is: Wells Fargo Bank, N.A.

By Mail:	By Hand or Overnight Mail:
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, MN 55164-0854	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Point Curve, Suite 101 Mendota Heights, MN 55120-4100

DESCRIPTION OF SHARES TENDERED

(Must be signed by all registered shareholders; include legal capacity if signing on behalf of an entity) (Please Fill in, if blank)	Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)

	Certificate Number(s) and/or indicate Direct Registration	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered(1,2)

Total Shares Tendered

(1)	If Shares (as defined below) are held in direct registration on the books of the Company's transfer agent, you must indicate the number of Shares you are tendering.
(2)	Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

        Lost certificates. I have lost my certificate(s) for                          shares and require assistance in replacing them. A $50.00 replacement fee must be sent in with the completed letter of transmittal. The check must be made payable to Shareowner Services. If additional forms and fees are needed, you will be contacted. See Instruction 9.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL MAY BE MADE TO OR OBTAINED FROM THE INFORMATION AGENT AT ITS ADDRESS OR TELEPHONE NUMBER SET FORTH BELOW.

        You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee (if required), and, if you are a U.S. holder, complete the substitute W-9 set forth below (if required). If you are a non-U.S. holder, you must obtain and complete an IRS Form W-8BEN or other IRS Form W-8, as applicable.

        This Letter of Transmittal is to be used if certificates are to be forwarded herewith, if Shares are held in direct registration on the books of the Company's transfer agent or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase.

        Holders of outstanding Shares, whose certificates for such Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined below) or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

DTC Participation Number

Transaction Code Number

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery

Window Ticket Number (if any) or DTC Participant Number

Name of Institution which Guaranteed Delivery

        If delivery is by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

Ladies and Gentlemen:

        The undersigned hereby tenders to Danfoss Acquisition, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Danfoss A/S, a corporation organized under the laws of Denmark ("Parent"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Sauer-Danfoss Inc., a Delaware corporation (the "Company"), pursuant to the Offer to Purchase, dated March 15, 2013 (the "Offer to Purchase"), at a price of $58.50 per Share, net to the seller in cash, without interest and less applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the "Offer"). The Offer expires at 12:00 midnight, New York City time, on April 11, 2013, unless extended by the Purchaser as described in the Offer to Purchase (as extended, the "Expiration Date"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of the undersigned to receive payment for Shares validly tendered and accepted for payment.

        Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any extension or amendment) and effective upon acceptance for payment of and payment for the Shares validly tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and any and all dividends (other than the First Quarter 2013 Dividend (as defined in the Offer to Purchase)), distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after March 15, 2013 (collectively, the "Distributions"). In addition, the undersigned hereby irrevocably appoints Wells Fargo Bank, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such stockholder's rights with respect to such Shares and any Distributions (i) to deliver certificates for such Shares (the "Share Certificates") and any Distributions, or transfer ownership of such Shares and any Distributions on the account books maintained by The Depository Trust Company (the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Purchaser, (ii) to present such Shares and any Distributions for transfer on the books of the Company and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms of the Offer.

        The undersigned hereby irrevocably appoints each of the designees of the Purchaser the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of the Purchaser will be empowered to exercise all voting and other rights of such stockholder in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion determine, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action and any and all Distributions, at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy and power of attorney is irrevocable and coupled with an interest and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such Shares and Distributions, and no subsequent powers of attorney or proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective). The

Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered herewith and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in the Book-Entry Transfer Facility whose name appears on a security position listing participant as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby and accepted for payment. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby and accepted for payment, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

        It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by the Book-Entry Transfer Facility, and until the same are processed for payment by the Depositary. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through the Book-Entry Transfer Facility) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Share Certificate(s) not tendered or accepted for payment, to the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and any Share Certificates not tendered or not accepted for payment

(and accompanying documents, as appropriate) to, the registered owner(s) appearing under "Description of Shares Tendered." In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and mail said check and any certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions" or otherwise, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the check for the purchase price of Shares accepted for payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

  Issue ☐    Check ☐    Certificate(s) to:

Name:	(Please Print)
Address:

Zip Code
Taxpayer Identification Number

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the check for the purchase price of Shares accepted for payment or certificates for Shares not tendered or not accepted for payment are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled "Description of Shares Tendered."

  Mail: ☐    Check ☐    Certificate(s) to:

Name:	(Please Print)
Address:

Zip Code

  IMPORTANT
  SHAREHOLDER: SIGN HERE
  (Please Complete Substitute Form W-9 Included Herein)

(Signature(s) of Owner(s))
Name(s)

Capacity (Full Title)	(See instructions)
Address

(Include Zip Code)

  (Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(If required—See Instructions 1 and 5)
APPLY MEDALLION GUARANTEE STAMP BELOW

PAYER'S NAME: WELLS FARGO BANK, N.A.

Part I Taxpayer Identification No.—For All Accounts

SUBSTITUTE
FORM W-9
Department of the Treasury
Internal Revenue Service

Payer's Request for Taxpayer
Identification Number
Name (as shown on your income tax return)
 Business Name/disregarded entity name, if different from above
 Address (number and street)
City, State and Zip Code

Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If awaiting a TIN, write "Applied For" in the space at the right and complete the Certificate of Awaiting Taxpayer Identification Number below. If you do not have a number, see "How to Obtain a TIN" in the enclosed Guidelines

	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.	Social Security Number OR Employer Identification Number

Check appropriate box:  ☐ Individual/Sole Proprietor  ☐ Corporation  ☐ Partnership  ☐ Trust/Estate
☐ Limited liability company: Enter tax classification (D = disregarded entity, C = corporation,
P = partnership) -->
☐ Other (specify)		☐ Exempt Payee

Part II Certification—Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
(2)	I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)	I am a U.S. citizen or other U.S. person.
Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed Guidelines.

Signature	Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all payments made to me pursuant to this Offer to Purchase shall be retained until I provide a taxpayer identification number to the Payer, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature	Date	, 2013

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (which term includes most banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Shares.    This Letter of Transmittal is to be completed if certificates for Shares ("Share Certificates") are to be forwarded herewith, if Shares are held in direct registration on the books of the Company's transfer agent or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal to be delivered to the Depositary, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date. Please do not send Share Certificates directly to the Purchaser, Parent or the Company.

        Stockholders whose Share Certificates are not immediately available or stockholders who cannot deliver their Share Certificates and all other required documents to the Depositary or who cannot comply with the procedures for book-entry transfer on or prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase.

Under the guaranteed delivery procedure:

          (i)    such tender must be made by or through an Eligible Institution;

          (ii)   a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser with the Offer to Purchase must be received by the Depositary on or prior to the Expiration Date; and

          (iii)  the certificates for all physically delivered Shares in proper form of transfer, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry delivery, an Agent's Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Offer—Section 3—Procedure for Tendering Shares" of the Offer to Purchase.

        A properly completed and duly executed Letter of Transmittal must accompany each delivery of certificates for Shares.

        The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming part of a Book-Entry Transfer Facility confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Transfer Facility confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

        The method of delivery of Shares, this Letter of Transmittal and all other required documents, including through the Book-Entry Transfer Facility, is at the election and sole risk of the tendering stockholders and delivery will be deemed made and the risk of loss of the Shares Certificates will pass only when actually received by the Depositary. If certificates for Shares are sent by mail, we recommend registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date. In all cases, sufficient time should be allowed to ensure timely delivery.

        LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER. DELIVERY OF THESE DOCUMENTS TO THE DEPOSITARY'S P.O. BOX ON THE EXPIRATION DATE DOES NOT CONSTITUTE RECEIPT BY THE DEPOSITARY. GUARANTEED DELIVERIES WILL BE ACCEPTED VIA FAX UNTIL THE EXPIRATION OF THE OFFER.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

        The undersigned understands and acknowledges that all questions as to validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Purchaser (which may delegate power in whole or in part to the Depositary) in its sole and absolute discretion, and such determination shall be final and binding on all parties, subject to the right of any such party to dispute such determination in a court of competent jurisdiction. The Purchaser reserves the right to waive any irregularities or defects in the surrender of any Shares or certificates for Shares. A surrender will not be deemed to have been made until all irregularities have been cured or waived. The Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate duly executed schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

        4.    Partial Tenders (applicable to holders of Share Certificates).    If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered." In such case, if Shares are accepted for purchase, a new certificate for the remainder of the Shares represented by the old Share Certificate but not tendered will be issued and sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration of the Offer. All Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any change whatsoever.

        If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any of the Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted, or in lieu of evidence the signatures must be guaranteed by an Eligible Institution; see Instruction 1.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.

        7.    Special Payment and Delivery Instructions.    If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificates not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

        8.    Withholding Tax; Internal Revenue Service Forms.    Under the U.S. federal income tax laws, unless certain certification requirements are met, federal backup withholding (currently 28%) may apply on any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, that is a U.S. Holder (as defined in the section of the Offer to Purchase entitled "The Offer—Section 5—Certain U.S. Federal Income Tax Considerations") must provide its broker, custodian or other applicable withholding agent with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the stockholder or payee does not provide the Depositary with its correct taxpayer identification number, the stockholder or payee may be subject to a penalty imposed by the Internal Revenue Service, and such payment made to such U.S. Holder will be subject to backup withholding. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements, provided that, if required, they properly demonstrate their eligibility for exemption. In order for a Non-U.S. Holder to avoid backup withholding, such Non-U.S. Holder must provide its broker, custodian or other applicable withholding agent with the appropriate properly completed Internal Revenue Service form (generally Form W-8BEN, which the Depositary will provide upon request or is available from the IRS's website (http://www.irs.gov)), signed under penalties of perjury, attesting to that individual's exempt status. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Failure to complete the Substitute Form W-9 (or if applicable, Form W-8) will not, by itself, cause Shares to be deemed invalidly tendered but may require withholding of 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 (or if applicable, Form W-8) may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

        Each taxpayer is hereby notified that: (a) any discussion of U.S. federal tax issues in this Letter of Transmittal is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on such taxpayer under U.S. federal tax law; (b) any such discussion is written to support the promotion or marketing of the transactions or matters addressed in the Offer Documents; and (c) the taxpayer should seek advice based on its particular circumstances from an independent tax advisor.

        9.    Mutilated, Lost, Stolen or Destroyed Certificates.    If the Share Certificates to be tendered have been mutilated, lost, stolen or destroyed, stockholders should contact the Company's transfer agent, Wells Fargo Bank, N.A., immediately by calling (800) 380-1372. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the proper Share Certificates has been delivered with the Letter of Transmittal to the Depositary and all provisions with respect to replacing lost, mutilated, destroyed or stolen certificates have been followed.

        10.    Questions or Requests for Assistance or Additional Copies.    Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained (at the Purchaser's expense) from the Information Agent at its address or telephone number set forth below.

        11.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Purchaser in its sole discretion, whose determination shall be final and binding, subject to applicable law. The Purchaser reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of counsel for the Purchaser, be unlawful. The Purchaser also reserves the absolute right to waive any defect in any tender with respect to any particular Shares or any particular stockholder, and the Purchaser's interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived. None of the Purchaser, the Depositary, the Information Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

        12.    Waiver of Conditions.    Subject to any applicable rules and regulations of the Securities and Exchange Commission and to the terms and conditions of the Offer and the Merger Agreement (each as defined in the Offer to Purchase), the Purchaser reserves the right to waive (in its sole discretion, in whole or in part at any time or from time to time on or prior to the Expiration Date) any of the specified conditions of the Offer (other than the Minimum Tender Condition, as defined in the Offer to Purchase, which is not waivable) in the case of any Shares tendered.

        IMPORTANT: This Letter of Transmittal, together with any signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary on or prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case on or prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

        The Letter of Transmittal, Share Certificates and any other required documents should be sent or delivered by each stockholder of Company or such stockholder's bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth on the first page of this Letter of Transmittal.

        Delivery of this Letter of Transmittal to an address other than as set forth on the first page of this Letter of Transmittal will not constitute a valid delivery to the Depositary.

        Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at:

105 Madison Avenue
New York, New York 10016
Telephone: (212) 929-5500 (call collect)
Toll Free: (800) 322-2885
Email: tenderoffer@mackenziepartners.com

        You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

QuickLinks

  Exhibit (a)(1)(ii)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer